EXHIBIT 10.18(2)

                               Standard Chartered

                                THE MOCATTA GROUP

                                February 14, 1997


Advanced Metallurgy, Inc.
Murray Corporate Park
1003 Corporate Drive
Export, PA  15362
Attention:  Vice President of Purchasing and Distribution

      Re: Silver Lease Agreement dated April 9, 1996

Gentlemen:

Reference is made to the above Silver Lease Agreement between Standard Chartered Bank, Mocatta Bullion - New York and Advanced Metallurgy, Inc.

Please be advised that we have agreed to make the following amendments to the above Silver Lease Agreement as follows:

Paragraph 2. NATURE OF TRANSACTIONS change "six hundred thousand (600,000)" to "one million (1,000,000)" and change "one million (1,000,000)" to "two million (2,000,000)"

Paragraph 6. EARLY TERMINATION change "six hundred thousand (600,000)" to "one million (1,000,000)"

Paragraph 12. SECURITY change "seven million dollars ($7,000,000," to "fourteen million dollars ($14,000,000,"

Paragraph J. Default I.4, is amended in its entirety to now read as follows:

"4. Lessee or Guarantor materially defaults under any material agreement and any banking facility or receives notice of default or notice of impending default, or suspend or ceases or threatens to suspend or cease to carry on its business or a substantial part thereof, and (i) such default remains unremedied by the Lessee or Guarantor or (ii) Lessee or Guarantor resumes such suspension or cessation of its business or rescinds such threat, as the case may be, within two Business Days thereafter and, in the case of (i) or (ii) such circumstance has or will have, in the reasonable opinion of Standard Chartered Bank, a material adverse effect on the businesses or prospects of the Lessee or Guarantor, or"

All other terms and conditions will remain intact.

                                                                EXHIBIT 10.18(2)

Please return a signed copy of this letter to us at the address shown below to indicate your agreement to the above amendments.

                                        Very truly yours,

                                        STANDARD CHARTERED BANK,
                                        MOCATTA BULLION NEW YORK


                                        By:  /s/ Timothy P. Dinney
                                           -----------------------------------
                                        Name:  Timothy P. Dinneny
                                        Title: Executive Vice President


                                        By:   /s/ Randy M. Weinerman
                                           -----------------------------------
                                        Name:  Randy M. Weinerman
                                        Title: Vice President


AGREED:

ADVANCED METALLURGY, INC.


By:   /s/ James J. Rafferty, Jr.
    --------------------------------
Name:  James J. Rafferty, Jr.
Title: President